UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)

                                 April 20, 2004


                          INTERPLAY ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

            Delaware                   0-24363                   33-0102707
(State or other jurisdiction   (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)



         16815 Von Karman Avenue, Irvine, CA                       92606
       (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (949) 553-6655


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ITEM 5.  OTHER INFORMATION.

         On April 20, 2004, Interplay Entertainment Corp. issued a press release announcing, among other matters, its engagement of the investment bank SG Capital to assist the company with an evaluation of its potential strategic alternatives. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                  99.1     Press Release dated April 20, 2004.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          INTERPLAY ENTERTAINMENT CORP.



April 21, 2004             /s/ Herve Caen
                           ---------------------------------------------------
                           Herve Caen
                           Chief Executive Officer and
                           Interim Chief Financial Officer